FINANCIAL INCOME (EXPENSES), NET (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Financial expenses:
Bank charges and other	$ 730	$ 566	$ 340
Interest on credit facility and amortization of debt issuance fees	62	405	671
Exchange rate expense, net	0	742	0
Total financial expenses	792	1,713	1,011
Financial income:
Exchange rate income, net	4,687	0	492
Interest income on deposits	18,659	875	1,045
Total financial income	23,346	875	1,537
Nonoperating Income (Expense), Total	$ 22,554	$ (838)	$ 526